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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 2002


                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                                               38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MICHIGAN                                            48083
(ADDRESS OF PRINCIPAL                                   (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248) 837-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Board of Directors of registrant has approved the engagement of Grant Thornton LLP ("Grant Thornton") as registrant's new independent auditing firm effective July 30, 2002. Grant Thornton has been engaged to audit registrant's financial statements as of December 31, 2002, including registrant's "fresh start" balance sheet as of July 1, 2002. Registrant's previous auditors, PricewaterhouseCoopers LLP, were dismissed by registrant on February 21, 2002.

         During the years ended December 31, 2001 and December 31, 2000, and through the date hereof, registrant did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2002              LASON, INC.
                                  (REGISTRANT)


                                  By: /s/ Ronald D. Risher
                                      -----------------------------------------
                                          Ronald D. Risher,  President and CEO